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                                                                  EXHIBIT 23(b)



                        CONSENT OF INDEPENDENT AUDITORS



           As independent public accountants, we hereby consent to the use of our report dated February 20, 1997 included in the First United Bancshares, Inc. Form 10-K for the year ended December 31, 1998, into the Company's previously filed Registration Statement on Form S-8 (File No. 033-56387).




                                                 /s/ Axley & Rode LLP
                                                 ----------------------------
                                                 CERTIFIED PUBLIC ACCOUNTANTS


March 24, 1999
Lufkin, Texas